Exhibit 10.1

WORLDWIDE MASTER LICENSE AGREEMENT

This
Worldwide Master License Agreement
(
“
Agreement
”
)
is made on
1
st
May 2023
.

BETWEEN

Morganfield’s Holdings Sdn. Bhd.
[
Company Registration No:  201801013882 (1275898-W)]
with its registered address at 123B, Jalan 25, Taman Melaka Raya, 75000 Melaka and its business address at D-5-10, Capital 4, Oasis Square, Jalan PJU 1A/7A, Ara Damansara, 47301 Petaling Jaya, Selangor (“
the Licensor
”) of the one part;

AND

Morgan Global Sdn. Bhd.
[
Company Registration No:  202301003118 (1497037-V)]
with its registered address at A-3-3, Plaza Bukit Jalil (Aurora Place), No. 1, Persiaran Jalil 1, Bandar Bukit Jalil, 57000, Kuala Lumpur and business address at D-5-12 Capital 4, Oasis Square, Jalan PJU 1A/7A, Ara Damansara, 47301 Petaling Jaya, Selangor (“
the Licensee
”) of the other part.

The Licensor and the Licensee shall hereinafter individually as “
Party
” collectively referred to as the
“Parties”.

WHEREAS:-

A.
The Licensor has established, generated, and maintained internationally goodwill and reputation for restaurant business with a concept of Western American mid casual restaurant chain (“
Restaurant Concept
”) bearing the trademark and tradenames “
Morganfield’s
”, “
STICKY BONES by Morganfield’s
” and “
Morganfield’s Signature
”, “
Morganfield’s Home of Sticky Bones
” and its variants (“
Morganfield’s Trademarks
”).

B.
The Licensor is the proprietor of the Restaurant Concept and possesses the right to grant any person the license to any person to use the Morganfield’s Trademarks in respect of the opening and operation of restaurant business with the Restaurant Concept.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

1

C.
The Licensor is the registered proprietor and the beneficial owner of the Morganfield’s Trademarks in respect of the goods and services in various classes in various countries as described in the
Schedule
A1
annexed hereto. In relation to Morganfield’s Trademarks listed in
Schedule A2
, the Licensor has filed the applications for registration pursuant to
Trademarks Act 2019 [Act 815]
and
Trademarks Regulations 2019 [P.U. (A) 373/2019]
whereby such applications are currently under examination by the Registrar of Trademarks of Malaysia.

D.
The Licensor has appointed (i) licensees and/or (ii) sub-licensees through the appointed licensees (both collectively as “
Current Licensees
”) and granted to the said Current Licensees the rights to use all or any part of the Morganfield’s Trademarks for the restaurant business with the Restaurant Concept in the countries of China, Malaysia and Singapore, the list of the Current Licensees and the addresses of the business premises for the said restaurant business are described in the
Schedule B
annexed hereto.

E.
The Licensor is desirous to grant to the Licensee and the Licensee is desirous to obtain an exclusive worldwide license to grant sub-licenses to third parties to use Morganfield’s Trademarks for the restaurant business with the Restaurant Concept and to appoint new sub-licensee anywhere worldwide, on the terms and conditions as stated in this Agreement.

F.
The Licensee understands that the Licensee will receive confidential and proprietary information from Licensor or from the Licensor's officers, employees, agents
(
“
Confidential Information
”
)
that has been developed by the Licensor with a great deal of effort and expense. The Licensee acknowledges that the Confidential Information is being made available so that the Licensee may more effectively develop the restaurant business with the Restaurant Concept using Morganfield’s Trademarks. This Confidential Information and the related materials shall remain the property solely of the Licensor and be promptly returned on request. The Licensor may elect to appoint others to help the Licensee to develop the restaurant business with the Restaurant Concept using
Morganfield’s Trademarks provided always that the Licensee shall always remain the worldwide master license during the currency of the Agreement
.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

2

In consideration for the mutual premises, covenants, and agreements made below, both the Parties, intending to be legally bound, agree as follows:

1.	Grant and Limitation of Rights

1.1.
Subject to the terms, conditions and limitations of this Agreement and the existing agreements with the Current Licensees, the Licensor grants to the Licensee, and the Licensee accepts from the Licensor the exclusive worldwide right to sub-license to sub-licensees the right to use
Morganfield’s Trademarks in respect of
the restaurant business with the Restaurant Concept in return for payment fees as stipulated in Clause 3 below. For the purpose of this clause, the Licensor hereby represents and warrants that the Licensor has the right to grant the right to use the
Morganfield’s Trademarks and has the
full right, power and authority to enter into this License Agreement, as the proprietor of the
Morganfield’s Trademarks
and to perform its obligations
hereunder.

1.2
The Licensor and the Licensee shall execute the necessary documents with the Current Licensees to novate from the Licensor to the Licensee the necessary rights, interest, benefit, burdens and/or liabilities in and under the license agreements with the Current Licensees provided that the Licensee shall be entitled to recover and collect from the Current Licensees all profits generated by the Current Licensees from the Current Licensees’ existing restaurant outlets with the Restaurant Concept using Morganfield’s Trademarks including all technical fees, license fees and their trading arm revenue and that the Licensee shall pay the Licensor monthly managements fees as specifically stipulated at Clause 3 below. Upon the effective date of the said novation, the Current Licensees shall be deemed and treated as the sub-licensees of the Licensee. For the avoidance of doubt, the “license agreements” in this clause means the master license agreements and/or the unit license agreements entered into between the Licensor and the Current Licensees respectively.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

3

1.3
The Licensee shall not use any other mark confusingly similar to the
Morganfield’s Trademarks
in its business and shall not use the
Morganfield’s Trademarks
or any confusingly similar sign or word as or as part of its corporate or trading name, unless such trademark is owned and licensed by the Licensor to the Licensee to use such trademark in such a specific manner. The Licensee shall be responsible to ensure that the Licensee’s Sub-Licensees (as hereinafter defined) to do all things necessary to strictly comply with this clause.

1.4
Subject to Completed TM Sale (as hereinafter defined), it is agreed that all rights of the
Morganfield’s Trademarks
are and shall remain the exclusive property of the Licensor. It is the responsibility of the Licensor to maintain any registration and file any application for registrations of and thereafter register the Morganfield’s Trademarks worldwide as the Licensor deems fit provided
always that, without prejudicing either Party rights and remedies under this Agreement, the law and /or equity: -

(a)
For the Morganfield’s Trademarks stipulated in
Schedule A1,
the Licensor
shall,  but subject to Clause 1.4 (a) (i), (ii) and /or (iii) below, cause the same to be renewed prior to the expiry date of their respective registration in accordance to the laws and regulations of the jurisdiction governing such trademarks without further notice from the Licensee so as to ensure that such Morganfield’s Trademarks shall be validly registered in respective jurisdiction during the currency of this Agreement
, provided that –

(i)
Where the laws and regulations of the jurisdiction governing such trademarks require submission of declaration and/or evidence of actual use of any of the Morganfield’s Trademarks stipulated in
Schedule A1
in the relevant territorial jurisdiction for the purposes of the renewal thereof and it appears to the Licensor that there is no such evidence of use by the Licensee and/or the
Licensee’s Sub-Licensees (as hereinafter defined)
, the Licensor shall have the sole and absolute discretion on whether to renew or not to renew the said trademarks without further notice to the Licensee;

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

4

(ii)
Where the laws and regulations of the jurisdiction governing such trademarks require submission of declaration and/or evidence of actual use of any of the Morganfield’s Trademarks stipulated in
Schedule A1
in the relevant territorial jurisdiction for the purposes of the renewal thereof and it appears to the Licensor that there is such evidence of use by the Licensee and/or the
Licensee’s Sub-Licensees (as hereinafter defined)
,
the Licensee shall assist the Licensor to take all necessary actions and execute the necessary documents for the purposes of the renewal of such trademarks
;
and

(iii)
Where
any or all of the Morganfield’s Trademarks have undergo the Completed TM Sale (as hereinafter defined), it shall be the Licensee’s sole and absolute discretion to renew such trademarks accordingly
;

(b)	For the Morganfield’s Trademarks stipulated in Schedule A2: -

(I)	if the Registrar of Trademarks of Malaysia issue a provisional refusal pursuant to Regulation 17 P.U. (A) 373/2019: -

(aa)
the Licensor shall take all necessary action to respond to the Registrar of Trademarks of Malaysia’s provisional refusal at the Licensor’s sole and own cost provided that any amendment to the application to be made under Regulation 17 (1) (b) P.U. (A) 373/2019 shall be consented in writing by the Licensee and such consent shall not be unreasonably withheld by the Licensee. In the event that the Licensee does not promptly provide the consent in writing, the Licensor shall have the sole and absolute discretion to respond to the Registrar of Trademarks of Malaysia in any manner as the Licensor deems fit;

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

5

(bb)
if the Registrar of Trademarks of Malaysia issue a total provisional refusal after considering the Licensor’s response in Clause 1.4
(b)
(I) (aa) above, the Parties shall discuss in good faith whether: -

(i)
the Licensor shall commence appeal against the decision of the Registrar of Trademarks of Malaysia to the High Court in which event the Licensor shall bear full legal cost thereof unless Parties otherwise agree in writing; or

(ii)
the Licensor shall not appeal to the High Court and the Parties shall thereafter negotiate in good faith on maintaining or reducing the monthly management fees in Clause 3.2 provided that the said monthly management fees shall remain the same pending conclusion of the said negotiation;

(cc)
If Parties have agreed on Clause 1.4 (b) (I) (
bb) (i), the process in Clause 1.4 (b) (I) (bb) shall be applicable mutatis mutandis to decide
on whether the Licensor shall participate in any further legal proceeding after the proceeding in the High Court (if any).

(II)	if the Registrar of Trademarks of Malaysia publish a revocation of acceptance pursuant to Regulation 19 P.U. (A) 373/2019 and/or Section 29 (12) Act 815: -

(aa)
the Licensor shall take all necessary action to respond to the Registrar of Trademarks of Malaysia’s provisional refusal at the Licensor’s sole and own cost provided that any amendment to the application to be made under Regulation 19 (2) (b) P.U. (A) 373/2019 shall be consented in writing by the Licensee and such consent shall not be unreasonably withheld by the Licensee. In the event that the Licensee does not promptly provide the consent in writing, the Licensor shall have the sole and absolute discretion to respond to the Registrar of Trademarks of Malaysia in any manner as the Licensor deems fit;

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

6

(bb)
if the Registrar of Trademarks of Malaysia issue a total provisional refusal after considering the Licensor’s response in Clause 1.4 (
b) (
II) (aa) above, the Parties shall discuss in good faith whether: -

(i)	the Licensor shall commence appeal against the decision to the High Court in which event the Licensor shall bear full legal cost thereof unless Parties otherwise agree in writing; or

(ii)
the Licensor shall not appeal to the High Court and the Parties shall thereafter negotiate in good faith on maintaining or reducing the monthly management fees in Clause 3.2 provided that the said monthly management fees shall remain the same pending conclusion of the said negotiation;

(cc)
If Parties have agreed on Clause 1.4 (b) (II) (
bb) (i), the process in Clause 1.4 (b) (II) (bb) shall be applicable mutatis mutandis to decide
on whether the Licensor shall participate in any further legal proceeding after the proceeding in the High Court (if any).

(III)	If any person commences an opposition proceeding by filing a notice of opposition against the registration of the said trademarks pursuant to Section 35 Act 815 : -

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

7

(aa)	the Parties shall discuss in good faith whether: -

(i)	to defend the opposition proceeding in which event the Licensor shall bear full legal cost thereof unless Parties otherwise agree in writing; or

(ii)
to abandon the application and the Parties shall thereafter negotiate in good faith on maintaining or reducing the monthly management fees in Clause 3.2 provided that the said monthly management fees shall remain the same pending conclusion of the said negotiation;

(bb)
If Parties have agreed on Clause 1.4 (b) (III) (
aa) (i), the process in Clause 1.4 (b) (I) (bb) shall be applicable mutatis mutandis to decide
on whether the Licensor shall participate in any further legal proceeding after the hearing before the
Registrar of Trademarks of Malaysia (if any);

For the purpose of this clause, the Licensee shall execute such documents and carry out such actions as may be necessary upon the request by the Licensor to assist the Licensor to protect such rights and perform the responsibility of the Licensor in all the territories. For the avoidance of doubt, save for the rights to use Morganfield’s Trademarks pursuant to this Agreement and the Completed TM Sale (as hereinafter defined), nothing herein confers, or shall confer upon the Licensee any right, title or interest in any of the
Morganfield’s Trademarks
during the term of the Agreement or any time thereafter.

1.5
Save and except for the Morganfield’s Trademarks which have undergo the Completed TM Sale (as hereinafter defined), the
Morganfield’s Trademarks
shall not be used in any manner liable to invalidate the registration thereof and the right to use the
Morganfield’s Trademarks
for the restaurant business with the Restaurant Concept is only granted to the extent that the Licensee is able to do so without endangering the validity of the registration.
The Licensee shall be responsible to ensure that the Licensee’s Sub-Licensees (as hereinafter defined) to do all things necessary to strictly comply with this clause.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

8

1.6
The Licensee acknowledges and shall ensure that its
Licensee’s
Sub-Licensees
(as hereinafter defined)
to acknowledge that save for
Morganfield’s Trademarks which undergo
Completed TM Sale (as hereinafter defined):-

a.	Any valuable goodwill from the business, goods and services bearing the Morganfield’s Trademarks are associated exclusively and solely with the Licensor in all countries;

b.
A
ny or all use of the
Morganfield’s Trademarks
by the Licensee and Licensee’s Sub-Licensees (as hereinafter defined) shall be deemed to be the use of the Licensor for the purpose of the maintenance of the application and/or registration thereof in all countries
; and

c.	Any or all benefit of all goodwill arising from the use of the Morganfield’s Trademarks shall accrue and belong to the Licensor exclusively in all countries.

2.	Term

2.1
This Right shall be granted to the Licensee
from
the date of this Agreement (“
Commencement Date
”)
until
end of the five (5) years therefrom (“
Expiry Date
”). This agreement shall be automatically renewed for another five (5) years period from the Expiry Date
(“
Renewal Term
”),
unless this Agreement is terminated earlier as provided in this Agreement.

2.2
The Licensor is not permitted to sell, assign or otherwise part possession of the proprietorship of the Morganfield’s Trademarks to any other parties than to the Licensee within five (5) years from the date of the execution of this Agreement and during Renewal Term
unless this Agreement be terminated earlier as provided in this Agreement. For the purposes of this clause:-

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

9

a.
Should the Licensor decide to sell, assign or otherwise part possession of the proprietorship of the Morganfield’s Trademarks within five (5) years from the date of the execution of this Agreement, the Licensor shall grant the Licensee the option to purchase the proprietorship of the Morganfield’s Trademarks at a price to be fixed and mutually agreed subject to the valuation of the Morganfield’s Trademarks to be carried out by an independent third party valuer to be jointly appointed by both Parties. For the purpose of this clause, if the Licensee desires to purchase the proprietorship of the Morganfield’s Trademarks pursuant to the said option to purchase, the Licensor and the Licensee shall agree on the appointment of such independent third party valuer.

b.
The Licensor hereby grants the Licensee the option to purchase the proprietorship of the Morganfield’s Trademarks at a price to be fixed and mutually agreed subject to the valuation of the Morganfield’s Trademarks to be carried out by independent third party valuer. The Licensor and the Licensee shall agree on the appointment of such independent third party valuer. Such option to purchase shall be exercised within five (5) years from the date of the execution of this Agreement unless this Agreement is terminated earlier as provided in this Agreement. If the Licensee exercises such option to purchase, the Licensor shall sell and the Licensee shall purchase the proprietorship of the Morganfield’s Trademarks at the price based on the valuation of the said independent third party valuer or otherwise as agreed by Parties in accordance to the valuation of the said independent third party valuer (whichever applicable).

c.
Subject to the Clause 2.2 (a) and (b), in the event that both Parties mutually agree on the price regarding the purchase of the proprietorship of the Morganfield’s Trademarks, the Parties shall use its best endeavors to execute all or any documents required and necessary to effect the transfer of proprietorship of the relevant Morganfield’s Trademarks to the Licensee.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

10

2.3	In the event that this agreement is automatically renewed for the Renewal Term , the following apply:-

a.
Should the Licensor decide to sell, assign or otherwise part possession of the proprietorship of the Morganfield’s Trademarks within the
Renewal Term
, the Licensor shall grant the Licensee the
option
to purchase the proprietorship of the Morganfield’s Trademarks at a price to be fixed and mutually agreed subject to the valuation of the Morganfield’s Trademarks to be carried out by an independent third party valuer to be jointly appointed by both Parties. For the purpose of this clause, if the Licensee desires to purchase the proprietorship of the Morganfield’s Trademarks pursuant to the said option to purchase, the Licensor and the Licensee shall agree on the appointment of such independent third party valuer.

b.
The Licensor hereby grants the Licensee the
option
to purchase the proprietorship of the Morganfield’s Trademarks at a price to be fixed and mutually agreed subject to the valuation of the Morganfield’s Trademarks to be carried out by independent third party valuer. The Licensor and the Licensee shall agree on the appointment of such independent third party valuer. Such option
to purchase shall be exercised within the
Renewal Term
unless this Agreement is terminated earlier as provided in this Agreement. If the Licensee exercises such option
 to purchase, the Licensor shall sell and the Licensee shall purchase the proprietorship of the Morganfield’s Trademarks at the price based on the valuation of the said independent third party valuer or otherwise as agreed by Parties in accordance to the valuation of the said independent third party valuer (whichever applicable).

c.
Subject to the Clause 2.3 (a) and (b), in the event that both Parties mutually agree on the price regarding the purchase of the proprietorship of the Morganfield’s Trademarks, the Parties shall use its best endeavors to execute all or any documents required and necessary to effect the transfer of proprietorship of the relevant Morganfield’s Trademarks to the Licensee.

2.4
Any completed sales or assignment of the relevant Morganfield’s Trademarks in favor of the Licensee in accordance to the exercise of the option to purchase under Clause 2.2 or option to purchase under this Clause 2.3 as the case may be shall be known as “
Completed TM Sale
”.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

11

3.	Payment

3.1
Subject to Clause 1.2 above, the Licensee shall be entitled the right to recover and collect payment of the total monthly collections (“
Total Monthly Collections
”) from the Licensee’s sub-licensees namely, Current Licensees and the newly-appointed sub-licensees (both the Current Licensees and the newly-appointed sub-licenses shall collectively be referred to as “
Licensee’s Sub-Licensees
”) provided that the Licensee shall pay to the Licensor the monthly management fees stipulated in Clause 3.2 below. The Total Monthly Collections shall mean and include all Net Technical Fees, Net License Fees and Net Trading Revenue. For the purpose of this clause, the following words shall bear the following meanings:-

(i)
“
Net Technical Fees
” means the technical fees to be paid by the Licensee’s Sub-Licensees to the Licensee net of any applicable tax levied upon the sale of goods or services by a government taxing authority whenever applicable provided that the taxes or assessments are paid to the appropriate governmental taxing authority. For the avoidance of doubt, the “technical fees” shall be read and construed as “the Technical Assistance and Service Fee”, “the Royalty & Management Fee”, “Royalty Fee” or “Loyalty Fee” as described in the unit license agreements entered into between the Licensor and the Current Licensees respectively; and such other like fees in the sub-license agreements entered into between the Licensee and the newly-appointed sub-licenses, as the case may be.

(ii)
“Net License Fees
” means the license fees to be paid by the Licensee’s Sub-Licensees to the Licensee net of any applicable tax levied upon the sale of goods or services by a government taxing authority whenever applicable provided that the taxes or assessments are paid to the appropriate governmental taxing authority. For the avoidance of doubt, the “license fees” shall be read and construed as “the Unit License Fees” as described in the unit license agreements entered into between the Licensor and the Current Licensees respectively; and such other like fees in the sub-license agreements entered into between the Licensee and the newly-appointed sub-licenses, as the case may be.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

12

(iii)	“Net Trading Revenue” means gross trading revenue of the trading arm of the Licensee minus cost of goods sold by the trading arm of the Licensee.

3.2
The Licensee will not pay the Licensor the monthly management fees until and unless all the novation agreements as described in Clause 1.2 are executed. Upon execution of this Agreement and all the novation agreements in respect of all license agreements namely master license agreements and/or the unit license agreements entered into between the Licensor and the Current Licensees respectively as described in Clause 1.2, the Licensee shall, unless this Agreement be terminated in accordance to the terms of this Agreement, the law and/or equity, pay to the Licensor the following monthly management fees subject to Clause 1.4, Clause 3.3 and Clause 3.4:-

a)	For the 1 st Year, a monthly minimum sum of RM90,000.00 or 40% of the Total Monthly Collection from the Licensee’s Sub-Licensees, whichever sum is the higher.
b)	For the 2 nd Year, a monthly minimum sum of RM100,000.00 or 40% of the Total Monthly Collection from the Licensee’s Sub-Licensees, whichever sum is the higher.
c)	For the 3 rd Year, a monthly minimum sum of RM110,000.00 or 40% of the Total Monthly Collection from the Licensee’s Sub-Licensees, whichever sum is the higher.
d)	For the 4 th Year, a monthly minimum sum of RM120,000.00 or 40% of the Total Monthly Collection from the Licensee’s Sub-Licensees, whichever sum is the higher.
e)	For the 5 th Year, a monthly minimum sum of RM130,000.00 or 40% of the Total Monthly Collection from the Licensee’s Sub-Licensees, whichever sum is the higher.

“Year”
shall mean twelve months’ period calculated from the date of agreement; and each subsequent twelve months’ period thereafter until the expiry of 5 th
cycle of the same calculated from the date of agreement. In the event of renewal of this Agreement in accordance to Clause 2.1, the monthly management fees shall be negotiated between Parties in good faith and be reduced in writing in an executed documents by both Parties at least six (6) months before the Expiry Date or such shorter duration as Parties may agree in writing.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

13

3.3
In the event that the Monthly Gross Profit of the Licensee falls below the monthly minimum sum as described in Clause 3.2 for three (3) consecutive months, either one of the Parties may request to review and fix the new monthly management fees for a duration of a period as the Parties may deem fit. If both Parties agree on the new monthly management fees, such new monthly management fees shall be substituted, construed and treated to mean the monthly minimum sum as described in Clause 3.2 above. In the event that both Parties are unable to agree on the new monthly management fees, either one of the Parties may terminate this Agreement in the manner as set out in this Agreement. For the purpose of this clause, the “
Monthly Gross Profit
” shall mean the total amount of the Net Technical Fees and the Net Licensee Fees payable by the Licensee’s Sub-Licensees to the Licensee.

3.4	For the purposes of Clause 3.2, the time of payments of the stipulated monthly management fees are subject to the following events:-

a.
For the time of the payment of the first stipulated monthly management fees in Clause 3.2(a), the Licensee shall only pay the first stipulated monthly management fees to the Licensor upon the occurrence of the following two (2) events:-

(i)	The execution of this Agreement by the Parties; and

(ii)
The execution of all the novation agreements in respect of all license agreements namely master license agreements and/or the unit license agreements entered into between the Licensor and the Current Licensees respectively as described in Clause 1.2 by the Parties and the Current Licensees;

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

14

Provided that the first stipulated monthly management fees shall only become due and payable by the Licensee to the Licensor in the subsequent month of the date of execution of the last novation agreement of all the novation agreements as described in Clause 1.2.

b.
For the time of the payment of the subsequent stipulated monthly management fees in Clause 3.2(a) after the first stipulated monthly management fees in Clause 3.2(a) and the stipulated monthly management fees in Clause 3.2(b) till Clause 3.2(e), it is agreed that:-

(i)
In the event that the monthly management fees payable is the minimum sum as stipulated under Clause 3.2 above, the payment of the monthly management fees of the month shall be due and payable and paid by the 7 th
day following the end of the calendar month of the said month. For the purpose of this clause, the Licensor may grant an extension of time for a period not exceeding three (3) Business Days from the said 7 th
day upon receipt of the written request by the Licensee for such an extension of time. “
Business Day
” in this Agreement shall mean a day not being Saturday, Sunday or public holiday whereby licensed bank under the
Financial Services Act 2013 [Act 758]
is opened for general banking business in Selangor, Malaysia.

(ii)
In the event that the amount of the Total Monthly Collection fees payable exceeds the minimum sum as stipulated under Clause 3.2 and the monthly management fees of the month is calculated based on the 40% of the Total Monthly Collection (“
40% of the Total Monthly Collection
”) from the Licensee’s Sub-Licensees, the amount and time of payments shall be as follows:-

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

15

(1)
Out of the 40% of the Total Monthly Collection, a sum equivalent to the minimum sum applicable shall be due and payable and paid by the 7 th
day following the end of the calendar month of the said month whereby the provision of extension of time in Clause 3.4. (b) (i) shall be applicable mutatis mutandis
for the purpose of Clause 3.4. (b) (ii); and

(2)	The balance of the 40% of the Total Monthly Collection shall be due and payable and paid on every last day of the subsequent month following the end of the calendar month of the said month .

(iii)	For avoidance of doubts, the monthly management fees shall be payable in accordance to Clause 3 notwithstanding the Expiry Date.

3.5	For the purposes of calculation, audits and/or verification of the accounts of the Licensee relating to any stipulated amount payable by the Licensee to the Licensor in this Agreement:-

a.
The Licensee shall submit to the Licensor by the third Business Day following the end of each calendar month a monthly sales report of all Licensee’s Sub-Licensees during the said month together with other information in relation to this Agreement as the Licensor may reasonably require.

b.
The Licensee shall permit the Licensor or assist the Licensor to access, view, obtain, inspect, examine and make copies and/or computer printouts of all the documents, accounting books, accounting systems, uniform automated solutions and/or
point of sales system in the possession, custody or control of the Licensee or the Licensee’s Sub-Licensees which may contain the information as the Licensor may reasonably require. The Parties acknowledge that such information may include but not limited to the gross revenue and the costs of the Licensee.
The Licensee shall ensure that it shall be a condition of the appointment of the Licensee’s Sub-Licensees that the Licensee’s Sub-Licensees shall be bound by and observe the terms and conditions as described in this clause.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

16

c.	The Licensor shall have the sole and absolute discretion to appoint independent auditor to carry out the necessary audits of the accounts of the Licensee as the Licensor deems fit.

3.6
It is agreed if the Licensee fails to pay the Licensor the stipulated amount within the stipulated time of payments, such failure shall constitute a breach of this Agreement on the part of the Licensee.

3.7	For the avoidance of doubt, each of the Parties shall bear its own costs and expenses incurred in relation to the preparation and performance of this Agreement. For the purposes of this clause –

a.	The Licensee shall bear its own costs including but not limited to administrative costs, office rental, yearly audit and accounting fees, costs of trading items and/or trading arm materials.

b.
The Licensor shall bear its own costs including its own office operational costs of supporting and/or assisting the growth and development of the restaurant business with the Restaurant Concept using
Morganfield’s Trademarks by the Licensee.

4.	Other Duties and Obligations

4.1	The Licensor’s Duties and Obligations

a.
The Licensor is obliged to provide its own office operation support with the necessary assistance to the Licensee and Licensee’s Sub-Licensees for the growth and development of the restaurant business with the Restaurant Concept using
Morganfield’s Trademarks
via licensing worldwide including providing the recipes, standard operating practice, manuals and materials and the trading arm business in relation to the use of
Morganfield’s Trademarks and the quality of the goods and services bearing Morganfield’s Trademarks.
For the avoidance of doubt, the Licensee acknowledges that the Licensee’s and/or the Licensee’s Sub-Licensees’ business success bearing
Morganfield’s Trademarks
depends primarily on Licensee's efforts and that neither the Licensor nor any of its agents or representatives made any oral, written or visual representations or projections of actual or potential earnings, income, net or gross profits.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

17

b.
In the course of generation Net Trading Revenue through the trading arm of the Licensee, the Licensor shall use its best endeavours to manage the orders of the goods received from the Licensee and ensure the delivery of the said goods to the Licensee by the supplier of the said goods from time to time at the request of the Licensee.

c.
The Licensor shall use its best endeavours to seek from the Current Licensees the commitment to subscribe, install and use the uniform automated solutions as described under Clause 4.2(b)
and (c)
for the restaurant business with the Restaurant Concept using
Morganfield’s Trademarks
subject to the availability and readiness of the uniform automated solutions on the part of the solutions provider.

d.
In the event that the uniform automated solutions as described under Clause 4.2(b)
and (c)
is not available and ready on the part of the solutions provider, the Licensor shall use its best endeavours to support and assist the Licensee and/or the Licensee’s Sub-Licensees for the management of the running of orders and deliveries pending the subscription, installation and/or use of the uniform automated solution.

e.
In the event that any government or regulatory approval is required for the appointment of the Licensee’s Sub-Licensees, the Licensor shall use its best endeavours to provide assistance and support with its own office operational support to the Licensee to obtain such approval(s) prior to the commencement date of the said appointment.

f.	The Licensor shall act in best endeavours in order to effect and to assist the Licensee to effect the objective and purpose of this Agreement.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

18

4.2	The Licensee’s Duties and Obligations

a.
The Licensee is responsible for the development of the restaurant business with the Restaurant Concept using
Morganfield’s Trademarks
at its own expense. For the purpose of this clause, the Licensee is responsible for the appointment of new sub-licensees throughout the world and the grant of the rights to new sub-licensees to use Morganfield’s Trademarks.

b.
The Licensee shall be solely responsible to prepare and manage its own accounting, billing, collection and payment as may be necessary. For the purpose of this clause, the Licensee shall employ, maintain and assign its own employee to perform the Licensee’s responsibility under this clause.

c.
It is agreed that a uniform automated point-of-sales solutions as the Licensee deems appropriate from time to time shall be subscribed, installed and used
for the restaurant business with the Restaurant Concept using
Morganfield’s Trademarks
for the purposes of streamlining the automated solutions for point-of-sales programs and enhancing the brand value of
Morganfield’s Trademarks. For the purpose of this clause:-

(i)	The current uniform automated solutions as the Licensee deems appropriate is “TAZTE” by the solutions provider, Treasure Global Inc.

(ii)
The Licensee shall ensure that prior to the appointment of the Licensee’s Sub-Licensees and the commencement of the restaurant business with the Restaurant Concept using
Morganfield’s Trademarks, the Licensee’s Sub-Licensees
accept and agree to subscribe, install and use the uniform automated solutions subject to the availability and readiness of the uniform automated solutions on the part of the solutions provider.

d.
In the event that any government or regulatory approval is required for the appointment of the Licensee’s Sub-Licensees, the Licensee shall obtain such approval prior to the commencement date of the said appointment.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

19

e.
The Licensee shall not do or omit to do anything to diminish the rights of the Licensor in the Morganfield’s Trademarks or impair or invalidate or revoke any registration of the Morganfield’s Trademark and shall provide, at the request of the Licensor, all necessary assistance in maintaining such
registration. The obligations of the Licensee herein shall not extend to Morganfield’s Trademark which relate to Completed TM Sale.

f.
Save and except for the use of Morganfield’s Trademarks by the Licensee pertains to Completed TM Sale, the Licensee shall not dispute or challenge, directly or indirectly, the validity of the Morganfield’s Trademarks or the rights of the Licensor to the Morganfield’s Trademarks.

g.
Save and except the use of Morganfield’s Trademarks by the Licensee pertains to Completed TM Sale
, the Licensee shall not claim proprietorship, represent that the Licensee has any proprietorship rights in respect of, and apply for or obtain registration of the Morganfield’s Trademarks as a trademark for any goods or services in any country without applying for any prior written approval from the Licensor.

h.	The Licensee shall abide by regulations and practices in force or use in its domicile country in order to safeguard rights in the Morganfield’s Trademarks.

i.
The Licensee shall use Morganfield’s Trademarks in accordance with the instructions and standards of quality of goods and services bearing
Morganfield’s Trademarks as
set by and approved by the Licensor from time to time.
For the avoidance of doubt, save and except the use of Morganfield’s Trademarks by the Licensee pertains to Completed TM Sale,  t he
Licensor
shall retain and exercise control over the use of the Morganfield’s Trademarks and over the quality of the goods and services provided by the Licensee in connection with the
Morganfield’s Trademarks
.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

20

j.	The Licensee shall act in best endeavours in order to effect and to assist the Licensor to effect the objective and purpose of this Agreement.

k.
The Licensee shall ensure that it shall be a condition of the appointment of the Licensee’s Sub-Licensees that the Licensee’s Sub-Licensees shall be bound by and observe the terms and conditions as described in Clause 4.2 (d), Clause 4.2 (e), Clause 4.2 (f), Clause 4.2 (g), Clause 4.2 (h) and Clause 4.2 (i).

5.	Termination

5.1
Either one of the Parties may terminate this Agreement prior to the expiration of the term or Renewal Term of this Agreement under Clause 2, as the case may be, by written notice and without notice of default in one of the following events:-

a.	The Licensor or the Licensee is declared bankrupt, wound-up or a petition for bankruptcy or winding-up is filed;

b.
The Licensor or the Licensee for any reason of whatsoever nature being substantially prevented for a period of not less than three months from performing or becoming unable to perform its obligations hereunder;

c.	The Licensor or the Licensee assigning or attempting to assign this Agreement without the prior written consent of the other Party accordingly; or

d.
Save and except the use of Morganfield’s Trademarks by the Licensee pertains to Completed TM Sale, the Licensee or its sub-licensees contests in or by way of legal proceedings or any other way whatsoever the proprietorship and/or validity of any of Morganfield’s Trademarks.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

21

5.2
Without derogating from the provisions of Clause 5.1,  either one of the Parties may terminate the License Agreement at any time by written notice in the event that the Licensor or the Licensee committed a breach of and/or failure to perform and/or comply with its obligations under this Agreement and the Licensor or the Licensee thereafter failed to rectify the said breaches and/or failure within sixty  (60) calendar days from the receipt of the notice of default regarding such breaches and/or failure served by the Licensee or the Licensor as the case may be.

5.3
Without derogating from the provisions of Clause 5.1 and Clause 5.2, subject to Clause 3.3, each of the Parties has the right to terminate this Agreement in the event that the Licensor and the Licensee are unable to agree on the new monthly management fees as described under Clause 3.3 provided that the Licensor or the Licensee as the case may be gives ninety (90) calendar days written notice of termination to the other Party.

5.4
Upon the termination of this Agreement in the event of default, breach or failure to perform by the Licensee, or in the events as set out in this Agreement, all rights and obligations under this Agreement will immediately terminate and either one of the Parties (as the case may be) shall be responsible and comply with all of the following immediately: -

a.	The Licensee shall pay to the Licensor all sums owing under the terms of this Agreement, all damages, costs, expenses and legal fees incurred by the Licensor by reason of the default the Licensee;

b.	The Licensor shall pay to the Licensee all sums owing under the terms of this Agreement, all damages, costs, expenses and legal fees incurred by the Licensee by reason of the default the Licensor;

c.
Save and except the use of Morganfield’s Trademarks by the Licensee pertains to Completed TM Sale, the Licensee shall cease from using Morganfield’s Trademarks for restaurant business with the Restaurant Concept and any advertising, manuals, signs or in any other manner whatsoever;

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

22

d.
The Licensee shall not represent or advertise that the Licensee was formerly associated with Morganfield’s Trademarks (
save and except the use of Morganfield’s Trademarks by the Licensee pertains to Completed TM Sale)
;

e.	The Licensee shall cease to use any of the Confidential Information belonging to the Licensor;

f.
Save and except related to Morganfield’s Trademarks by the Licensee pertains to Completed TM Sale, all contracts executed between the Licensee and third parties shall be automatically novated to the Licensor provided the Licensor accept such novation; and

g.
Both Parties shall execute all necessary and/or incidental documents for the purposes of novating from the Licensee to the Licensor the necessary rights, interest, benefit, burdens and/or liabilities in and under the license agreement with the Licensee’s Sub-Licensees.

5.5	For the avoidance of doubt, upon termination of this Agreement:-

a.
Nothing shall affect or prejudice any right to recover any amount due and owing and payable which the terminating Party may have in respect of the event giving rise to the termination or any other right to any amount due and owing and payable which any Party may have in respect of any breach of this Agreement which existed at or before the date of termination.

b.	The duty of confidentiality shall survive, continue to operate and binding on the Parties upon the termination or expiry of the Agreement.

c.
Subject to Clause 5.5(a), in the event of any breach by a defaulting Party under this Agreement, the other non-defaulting Party shall have rights to terminate this Agreement in accordance to Clause 5.1 and/or Clause 5.2. above and claim for damages and compensation in accordance to the provision of the law and/or applicable equity provided always that, save and except for the amount due and owing and payable under Clause 5.5(a), each Party liability towards the other Party shall not exceed the total monthly management fees paid by the Licensee to the Licensor immediately prior to the termination.

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23

6.	Indemnity

a.
The Licensee hereby indemnifies and keeps the Licensor indemnified against (i) any or all losses howsoever arising from the granting of the sub-licence to third parties due to the default of the Licensee; and/or (ii) any breach of the Licensee’s duties, obligations, covenants and/or warranties under this Agreement provided that such losses are actually incurred by the Licensor as a direct consequences of the said breach of
the
Licensee
.

b.
The Licensor hereby indemnifies and keeps the Licensee indemnified against any or all losses howsoever arising from: (i) the invalidity of the Morganfield’s Trademarks and the Licensee’s right to use the Morganfield’s Trademark due to the default of the Licensor provided that, save and except for any correspondences and proceedings related to Morganfield’s Trademarks stated in
Schedule A2
which shall be notified by the relevant interested party directly to the Licensor or Licensor’s trademark agent, the Licensee shall notify the Licensor immediately of any dispute or possible dispute which may concern the validity of the Morganfield’s Trademarks and the Licensee shall assist the Licensor to take all necessary actions and execute the necessary documents to maintain and defend the validity of the Morganfield’s Trademarks; and
/or
(ii) any breach of Licensor’s duties, obligations, covenants and/or warranties under this Agreement provided that such losses are actually incurred by the Licensee as a direct consequences of the said breach of
the
Licensor
.

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24

7.	No Agency

7.1
Either Party is not an agent or representative of the other Party and shall not hold itself out to be an agent or representative of the other Party and shall enter into any contracts and/or incur liability in its own stead.

7.2
The Parties desire to be, are and shall be deemed to be independent contractors and not in any employer-employee, partnership, joint venture, principal-agent, fiduciary-beneficiary or other relationship. Under no circumstance shall a Party be liable for any act, or any omission, debt, or other obligation of the other Party.  Each Party shall indemnify, defend and hold harmless the other Party’s and the other Party’s members, managers, employees and other affiliates from any such claim and the cost of defending against such claim, whether asserted in a demand, private action or by a government agency, also including legal fees, arising directly or indirectly in connection with any actual or alleged activity, negligence or omission of the Party.

8.	No Assignment

This Agreement is personal to the Parties and the each Party may not transfer, novate, assign or divest the rights, interest, benefit, burdens and/or liabilities under this Agreement to any other persons without the written consent of the other Party.

9.	No Waiver

No delay, waiver, forbearance, or omission of a Party to exercise any power or right arising out of any breach or default by the other Party of any of the provisions of this Agreement, shall affect or impair the Party’s right to exercise the same, nor constitute a waiver by the Party’s of any right; or the right to declare any subsequent breach or default; or the right to terminate this Agreement prior to expiration. Later acceptance by a Party of any payments due hereunder shall not deemed to be or treated as a waiver by a Party of any prior breach by the other Party of any provision of this Agreement.

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25

10.	Notice

Any notice required under this Agreement shall be given in writing and sent by registered mail; or by a nationally recognized overnight delivery service; or by email to the following address (or email address) or such other address or addresses (or other email address or addresses) of the Parties as the recipient may have notified the other Party in writing. All such notices shall be deemed received on the fourth day following the date it was sent by registered mail; or the next Business Day following the day of mailing if sent by a nationally recognized overnight delivery service; or on the date immediately after sending if by email. Notice shall be sent to the following physical addresses or email addresses:

If to the Licensor
Physical Address:
D-5-10, Capital 4, Oasis Square, Jalan PJU 1A/7A, Ara Damansara, 47301 Petaling Jaya, Selangor

Email Address: jeffrey_goh@morganfields.com

If to the Licensee:
Physical Address:
D-5-12
,
Capital 4, Oasis Square, Jalan PJU 1A/7A, Ara Damansara, 47301 Petaling Jaya, Selangor

Email Address: chanell@treasuregroup.co

11.	Severability

The Parties agree that in the event any provision of this Agreement is construed or declared to be invalid, that decision shall not affect the validity of any remaining provisions which shall remain in full force and effect as if this Agreement had been executed with such invalid provision eliminated. In the event that any provision of this Agreement shall be contrary to the law of any jurisdiction in which this Agreement shall have an operative effect then in that jurisdiction, the law of the jurisdiction shall take precedence over that provision.

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26

12.	Interpretation

The provisions of this Agreement shall be interpreted and construed according to their fair meanings, and not strictly for or against either Party. No previous course of dealing or usage in the trade not specifically set forth in this Agreement shall be admissible to explain, modify or contradict this Agreement. All terms and words used in this Agreement regardless of the number and gender of use, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context or sense of this Agreement or any section, paragraph or clause may require, as if such words had been fully and properly written in the appropriate number or gender. The recitals of fact in this Agreement are hereby incorporated into and made a contractual part of the provisions of this Agreement.

13.	Law

This Agreement shall be governed by and construed in accordance with the laws of Malaysia.

14.	Complete Agreement

This Agreement contains the entire understanding of the Parties and supersedes all other or prior negotiations and discussions. Other than the representations expressly stated in this Agreement, there are no representations, inducements, promises, agreements, arrangements or undertakings, oral or written, between the Parties hereto other than those set forth and duly executed in writing. No modification of this Agreement shall bind either Party unless and until the modification has been made in writing and duly executed by both Parties.

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27

15.	Dispute Resolution

In the event that there is dispute, controversy or claim arising out of or in connection with this Agreement, the Parties shall:-

a.
Use
their reasonable endeavors to undertake genuine and good faith negotiations with a view to resolving amicably any such dispute, controversy or claim within sixty (60) calendar days from the date either one of the Parties giving a written notice calling for such amicable negotiation; and

b.
In the event amicable negotiation fails, either one of the Parties shall refer the dispute, controversy or claim arising out of or in connection with this Agreement to arbitration.
For the purpose of this clause, a
ny dispute, controversy or claim arising out of or in connection with this Agreement, including any question regarding its existence, validity, breach or termination shall be referred to and finally resolved by arbitration administered by Asian International Arbitration Centre (“
AIAC
”) in accordance with the AIAC Arbitration Rules (“
AIAC Rules
”) for the time being in force which rules are deemed to be incorporated by reference in this clause. The seat of arbitration shall be in Kuala Lumpur, Malaysia. The language to be used in the arbitral proceedings shall be English. This Agreement shall be governed by the substantive law of Malaysia.

c.
Subject to Clause 15 (f), the arbitral tribunal shall consist of three (3) arbitrators whereby each Party shall have the right to appoint one (1) arbitrator each and their respective appointed arbitrator shall jointly appoint another one (1) arbitrator. Each Party shall cause its arbitrator to be appointed within sixty (60) calendar days from the commencement of arbitration under the AIAC Rules.

d.
If a Party fails, omits or neglects to appoint its arbitrator within the time stipulated in Clause 15 (c) above, the arbitral tribunal shall be deemed amended to consist of one (1) arbitrator by that arbitrator to which the other Party appoints.

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28

e.
In the event both Parties appoints their respective arbitrator in accordance to the time limit stipulated in Clause 15 (c), then if their  respective appointed arbitrator is unable to agree on the appointment of that another (1) arbitrator after ninety (90) calendar days from the date of commencement of arbitration under the AIAC Rules, either Party may refer the matter to  the Director of the AIAC who shall appoint that another (1) arbitrator.

f.	The award of the duly arbitral tribunal in accordance to Clause 15 (d) or Clause 15 (e) (whichever applicable), shall be final and binding on the Parties.

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29

IN WITNESS WHEREOF
the Parties hereto have hereunto set their hand on the day and year first above written.

executed for and on behalf of Morganfield’s Holdings Sdn. Bhd. [Company Registration No. 201801013882 (127589-W)] by its sole director in the presence of:-

Witness	Sole Director

Name: Koo Siew Leng	Name: Jeffrey Goh Sim Ik

N.R.I.C. No.:	N.R.I.C. No.:
720604-08-5582 / A2124195	720718-04-5191 / A2218498

executed for and on behalf of Morgan Global Sdn. Bhd. [Company Registration No: 202301003118 (1497037-V)] by its sole director in the presence of:-

Witness	Sole Director or Authorized Signatory

Name: Chan Meng Chun	Name: Chuah Su Chen

N.R.I.C. No.:	N.R.I.C. No.:
720404-02-5163 / A2138384	790412-08-5696

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

30

Schedule
A1

[Recital C]

(to be read and construed as integral and inseparable part of this Agreement)

List of several
Morganfield’s Trademarks
at overleaf

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31

(A)       Country: China

1.	Mark:
	Trade Mark No.:	15992984
	Class:	43
	Specification of Services:
In original Chinese language
:-

流动饮食供应
;
饭店
;
自助餐厅
;
餐馆
;
快餐馆
;
咖啡馆
;
酒吧服务
;
餐厅
;
动物寄养
;
烹饪设备出租

English translation
:

Mobile catering; restaurant; cafeteria services; restaurant services; snack-bar services; café services; bar services; canteen services; boarding for animals; rental of cooking apparatus.

For the avoidance of doubt, in the event of conflict or discrepancy between the original Chinese wordings and English translation thereof under this section, the original Chinese wordings shall prevail under this section.

2.	Mark:
	Trade Mark No.:	15992975
	Class:	43
	Specification of Services:
In original Chinese language
:-

自助餐厅
;
快餐馆
;
咖啡馆
;
酒吧服务
;
餐厅
;
饭店
;
餐馆
;
流动饮食供应
;
动物寄养
;
烹饪设备出租

English translation:
Cafeteria services; snack-bar services; café services; bar services; canteen services; restaurant; restaurant services; mobile catering; boarding for animals; rental of cooking apparatus.

For the avoidance of doubt, in the event of conflict or discrepancy between the original Chinese wordings and English translation thereof under this section, the original Chinese wordings shall prevail under this section.

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

32

3.	Mark:
	Trade Mark No.:	15992981
	Class:	43
	Specification of Services
In original Chinese language
:-
餐厅
;
饭店
;
自助餐厅
;
快餐馆
;
咖啡馆
;
酒吧服务
;
流动饮食供应
;
餐馆
;
动物寄养
;
烹饪设备出租

English translation
:-
Canteen services; restaurant; cafeteria services; snack-bar services; café services; bar services; mobile catering; restaurant services; boarding for animals; rental of cooking apparatus.

For the avoidance of doubt, in the event of conflict or discrepancy between the original Chinese wordings and English translation thereof under this section, the original Chinese wordings shall prevail under this section.

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33

(B)       Country: Indonesia

1.	Mark:
	Trade Mark No.:	D002015000139
	Class:	29
	Specification of Goods:
2, 3, 4, 5, 6, Daging (asin), Daging diawetkan, Daging kaleng, Daging; sosis; sosis hot dog, Ekstrak daging, Jeli; selai jeruk; hasil produksi susu; susu bubuk; shake susu; minyak zaitun untuk makanan; bubur daging buah; makanan yang diolah dari ikan; susu soya (susu pengganti); sup apel; daging., Sari daging yang dibekukan seperti agar

2.	Mark:
	Trade Mark No.:	J002015000138
	Class:	43
	Specification of Services:	Restoran Katering Kafe

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34

(C)       Country: Malaysia

1.	Mark:
	Trade Mark No.:	2011051805
	Class:	43
	Specification of Services:	RESTAURANT SERVICES; CATERING SERVICES; ALL INCLUDED IN CLASS 43.

2.	Mark:
	Trade Mark No.:	2011051806
	Class:	43
	Specification of Services:	RESTAURANT SERVICES; CATERING SERVICES; ALL INCLUDED IN CLASS 43.

3.	Mark:
	Trade Mark No.:	2011051807
	Class:	29
	Specification of Goods:	COOKED MEAT DISHES; COOKED PORK MEATS; MEAT BEING ROASTED; MEAT PRODUCTS; PREPARED MEALS CONSISTING PRINCIPALLY OF MEAT; ALL INCLUDED IN CLASS 29.

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(D)       Country: Philippines

1.	Mark:
	Trade Mark No.:	4-2018-020662
	Class:	43
	Specification of Services:
Services for the provision of food and drinks; cafes; cafeterias; catering services; caf services; restaurants services; self-service restaurants; snack bars; take away food and drink services; contract beverages services; food preparation; preparation of sales and carry out foods and beverages; consultancy, advisory and information services in relation to the provision of food and drink; all included in Class 43

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36

(E)       Country: Singapore

1.	Mark:
	Trade Mark No.:	T1219833F
	Class:	43
	Specification of Goods:	Arranging of meals; cafe services; catering services; food preparation; restaurant services.

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37

Schedule
A2

[Recital C]

(to be read and construed as integral and inseparable part of this Agreement)

List of several
Morganfield’s Trademarks
at overleaf

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(A) Malaysia

1.	Mark:
	Trade Mark No.:	TM2023008188
	Class:	43
	Specification of Goods:
Restaurant services; catering services; services for the provision of food and drinks; bar and cocktail lounge services; salad bar services; ice cream parlors; cafes; cafeterias; café services; self-service restaurants; snack bars; take away food and drink services; contract beverages services; food preparation; preparation of sales and carry out foods and beverages; consultancy, advisory and information services in relation to the provision of food and drink; all included in Class 43

2.	Mark:
	Trade Mark No.:	TM2023008190
	Class:	43
	Specification of Goods:
Restaurant services; catering services; services for the provision of food and drinks; bar and cocktail lounge services; salad bar services; ice cream parlors; cafes; cafeterias; café services; self-service restaurants; snack bars; take away food and drink services; contract beverages services; food preparation; preparation of sales and carry out foods and beverages; consultancy, advisory and information services in relation to the provision of food and drink; all included in Class 43

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Schedule
B

[Recital D]

(to be read and construed as integral and inseparable part of this Agreement)

list of the Current Licensees at overleaf

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40

(A)	List of Licensees and/or Sub-Licensees in China

1.	Name of the Licensee:	Perfect Treats Pte Ltd (Company No.: 201024391N)
	Name of the Sub-Licensee:	Shanghai Fei Yue Tian Catering Management Co., Ltd. (Company No. 91310000MA1FP1D126)
	Address/Addresses of the Business Premises:	Changning Raffles City, (E)1F45 & (E)02F45, No. 1123 Changning Road, Changning District, 2000051 Shanghai, China.
2.	Name of the Licensee:	Shanghai Fei Yue Tian Catering Management Co., Ltd. (Company No. 91310000MA1FP1D126)
	Name of the Sub-Licensee:	-
	Address/Addresses of the Business Premises:	Room 555, West Building, No 65 FuJia Road, Huangpu District, Shanghai

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

41

(B)	List of Licensees and/or Sub-Licensees in Malaysia

1.	Name of the Licensee:	Soaring High Holdings Sdn Bhd (Company No. 1093798-V)
	Address/Addresses of the Business Premises:	GE-6, Ground Floor, IOI City Mall, Lebuh IRC, IOI Resort City, 62502 Putrajaya, Sepang, Selangor.
2.	Name of the Licensee:	Soaring High Holdings Sdn Bhd (Company No. 1093798-V)
	Address/Addresses of the Business Premises:	G-19, Ground Floor, Da Men Mall, USJ, Subang Jaya.
3.	Name of the Licensee:	Little Gourmet Food Sdn Bhd (Company No. 202101031278 (1431578-T))
	Address/Addresses of the Business Premises:	Lot C4.03.00 Level 4, Connection, Pavilion Shopping Mall, Kuala Lumpur.
4.	Name of the Licensee:	PG Restaurant Ventures Sdn Bhd (Company No. 202101027914 (1428214-X))
	Address/Addresses of the Business Premises:	27-G, 27-1, & 27-2 Persiaran Bayan Indah, Bayan Lepas, Pulau Pinang.
5.	Name of the Licensee:	Info Mechanics Sdn Bhd (Company No. 1109556-X)
	Address/Addresses of the Business Premises:	R-06 Central Plaza, Oasis Damansara, Jalan PJU 1A/7A Ara Damansara, 47301 Petaling Jaya, Selangor

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42

(C)	List of Licensees and/or Sub-Licensees in Singapore

1.	Name of the Licensee:	Perfect Treats Pte Ltd (Company No.: 201024391N)
	Name of the Sub-Licensee:	Grand Appetite Partners Pte Ltd (Company No.: 201210937N)
	Address/Addresses of the Business Premises:	3 Temasek Boulevard #01-645/646, Suntec City Mall, 038983, Singapore
2.	Name of the Licensee:	Perfect Treats Pte Ltd (Company No.: 201024391N)
	Name of the Sub-Licensee:	Grand Appetite Partners Pte Ltd (Company No.: 201210937N)
	Address/Addresses of the Business Premises:	1 Harbourfront Walk Unit #01-51A, Vivocity Singapore 098585
3.	Name of the Licensee:	Grand Appetite Partners Pte Ltd (Company No.: 201210937N)
	Name of the Sub-Licensee:	-
	Address/Addresses of the Business Premises:	1 Vista Exchange Green #02-23 The Star Vista Singapore 138617

Initial by Licensor’s Director:	Initial by Licensee’s Director/ Authorized Signatory:

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